UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

(Exact name of registrant as specified in its charter)

Delaware	001-13695	16-1213679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Butternut Drive, Syracuse, New York	13214
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (315) 445-2282

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	CBU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 20, 2026, Community Financial System, Inc. (the “Company”) held its Annual Shareholders Meeting virtually. At the Annual Meeting, the Company’s Shareholders (i) elected 12 Directors, each for a one-year term, (ii) approved on an advisory basis the Company’s executive compensation as set forth in the proxy statement, and (iii) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2026.

1.      The Company’s Shareholders elected 12 individuals to the Board to serve one-year terms, as set forth below:

Name of Director	Number of Votes
	For	Against	Abstain	Broker Non-Votes
Mark J. Bolus	40,020,617	488,590	108,074	5,090,737
Neil E. Fesette	39,864,573	593,920	158,788	5,090,737
Brenda M. Hall	40,299,084	279,204	38,993	5,090,737
Dimitar A. Karaivanov	40,292,552	250,032	74,697	5,090,737
Jeffery J. Knauss	39,182,068	1,384,863	50,350	5,090,737
Kerrie D. MacPherson	39,110,529	1,457,481	49,271	5,090,737
John Parente	38,668,170	1,878,778	70,333	5,090,737
Raymond C. Pecor, III	39,163,485	1,407,958	45,838	5,090,737
Savneet Singh	40,220,651	318,640	77,990	5,090,737
Eric E. Stickels	39,092,718	1,481,480	43,083	5,090,737
Michele P. Sullivan	40,246,624	332,662	37,995	5,090,737
John A. Vaccaro	40,130,426	431,444	55,411	5,090,737

2.      The Company’s Shareholders approved, on a non-binding advisory basis, the Company’s executive compensation programs, as described in the proxy statement, as set forth below:

For	Against	Abstain	Broker Non-Votes
39,052,791	1,367,203	197,287	5,090,737

3.      The Company’s Shareholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, as set forth below:

For	Against	Abstain
45,216,738	457,737	33,543

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Financial System, Inc.

By:	/s/ Michael N. Abdo
Name: Michael N. Abdo
Title: Executive Vice President and General Counsel

Dated: May 22, 2026